DEPOSIT ACCOUNT CONTROL AGREEMENT

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This Deposit Account Control Agreement (the "Agreement"), dated as of the date specified on the initial signature page of this Agreement, is entered into by and among Inventergy, Inc. ("Company"), Hudson Bay IP Opportunities Master Fund LP ("Secured Party") and First Republic Bank ("Bank"), and sets forth the rights of Company and Secured Party and the obligations of Bank with respect to the deposit account of Company at Bank identified at the end of this Agreement as the Collateral Accounts (the "Collateral Accounts").

1.	Secured Party's Interest in Collateral Account. Company hereby confirms the security interest granted by Company to Secured Party in all of Company's right, title and interest in and to the Collateral Accounts and all securities and/or sums now or hereafter on deposit in or payable or withdrawable from the Collateral Accounts (collectively, the "Collateral Account Assets"). In furtherance of the intentions of the parties hereto, this Agreement constitutes written notice by Secured Party to Bank of Secured Party's security interest in the Collateral Accounts and written confirmation by Company of such security interest. The aforesaid security interest in the Collateral Account Assets has been granted under a Pledge and Security Agreement of even date herewith by and between Company as Grantor and Secured Party as Collateral Agent (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement").

2.	Secured Party Control. Bank, Secured Party and Company each agree that Bank will unconditionally comply with instructions of the Secured Party given to Bank directing disposition of securities and/or funds in the Collateral Accounts made in accordance with the Security Agreement. Prior to the termination of this Agreement in accordance with the terms hereto, the Company shall have no right to instruct the Bank to dispose of any securities and/or funds in the Collateral Accounts.

3.	New York Uniform Commercial Code. Company, Secured Party and Bank agree that (a) the Collateral Accounts have been established by Bank on the Bank's books and constitutes a "securities account" within the meaning of Section 8-501(a) of the Uniform Commercial Code of the State of New York (the "NYUCC"); (b) the Bank is a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the NYUCC) in relation to the Collateral Accounts; (c) Company is the "entitlement holder" (as defined in Section 8-102(a)(7) of the NYUCC) in respect of all "security entitlements" (as defined in Section 8-102(a)(17) of the NYUCC) credited to the applicable Collateral Account; (d) Disposition Instructions consitute an "entitlement order" (as defined in Section 8-102(a)(8) of the NYUCC; (e) the "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the NYUCC) of the Bank in respect of the Collateral Accounts is New York; (f) all financial assets carried in the Collateral Accounts will have been duly credited thereto in compliance with Section 8-501 of the NYUCC; and (g) each item of property other than cash credited to the applicable Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the NYUCC.

4.	Balance Reports and Bank Statements. Bank agrees, at the request of Secured Party on any day on which Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday (each a "Business Day"), to make available to Secured Party a report ("Balance Report") showing the securities or sums in each Collateral Account as of the beginning of such Business Day, by a transmission method determined by Bank, in Bank's sole discretion. Company expressly consents to this transmission of information.

5.	Bank Fees. Company agrees to pay all Bank's fees and charges for the maintenance and administration of the Collateral Accounts and for account services provided with respect to the Collateral Accounts (collectively "Bank Fees"), including, but not limited to, the fees for (a) Balance Reports provided on the Collateral Accounts, (b) funds transfer services with respect to the Collateral Accounts, and (c) duplicate bank statements. The Bank Fees, if any, will be paid by Company to Bank, without setoff or counterclaim, with funds from Inventergy Checking account 80001641274. Secured Party agrees to pay any Bank Fees which accrue within fifteen (15) calendar days after written demand, without setoff or counterclaim, to the extent such Bank Fees are not paid in full by Company within five (5) calendar days after written demand on Company by Bank.

6.	Returned Items. Bank will pay returned items by debiting the Collateral Accounts. Company agrees to pay any returned items. Secured Party agrees that it will pay, within ten (10) Business days after demand by Bank, any amounts owed for a returned item that is not paid in full by Company but only up to the amount actually received by Secured Party from the corresponding returned item.

7.	Subordination of Bank's Rights. Bank hereby subordinates to the security interest of Secured Party in the Collateral Accounts (i) any security interest which Bank may have or acquire in the Collateral Accounts, and (ii) any right which Bank may have or acquire to set off or otherwise apply any Collateral Account Assets against the payment of any indebtedness from time to time owing to Bank from Company, except for debits to the applicable Collateral Account permitted under this Agreement for the payment of Bank Fees.

8.	Bankruptcy Notice; Effect of Filing. If Bank at any time receives notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company, Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency.

9.	Legal Process, Legal Notices and Court Orders. Bank will comply with any legal process, legal notice or court order it receives in relation to either Collateral Account if Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it; provided, however, that Bank will give at least ten (10) days prior written notice to Secured Party of any intended compliance unless non-compliance would subject Bank to criminal liability.

10.	Indemnification. Company will indemnify, defend and hold harmless Bank, its officers, directors, employees, and agents (collectively, the "Indemnified Parties") from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) (collectively "Losses and Liabilities") Bank may suffer or incur as a result of or in connection with (a) Bank complying with any binding legal process, legal notice or court order referred to in the immediately preceding paragraph of this Agreement, (b) Bank following any instruction or request of the Secured Party provided in accordance with the Security Agreement, or (c) Bank complying with its obligations under this Agreement, except to the extent such Losses and Liabilities are caused by Bank's gross negligence or willful misconduct. Secured Party hereby agrees to indemnify, defend and hold harmless the Indemnified Parties against any Loss and Liabilities arising from Bank complying with any written instructions of such Secured Party provided in accordance with the Security Agreement, other than if related to Bank's gross negligence or willful misconduct. The Company and Secured Party's obligations under this section shall survive termination of this Agreement.

11.	Bank's Responsibility. This Agreement does not create any obligations of Bank, and Bank makes no express or implied representations or warranties with respect to its obligations under this Agreement, except for those expressly set forth herein. In particular, Bank need not investigate whether Secured Party is entitled under the Security Agreement or any related agreements to give any instructions to the Bank directing the Bank to dispose of any Collateral Account Assets, and Bank may rely on any and all notices and communications given by the Secured Party. Bank will not be liable to Company, Secured Party or any other party for any Losses and Liabilities caused by (i) circumstances beyond Bank's reasonable control (including, without limitation, computer malfunctions, interruptions of communication facilities, labor difficulties, acts of God, wars, or terrorist attacks) or (ii) any other circumstances, except to the extent that such Losses and Liabilities are caused by Bank's gross negligence or willful misconduct. In no event will Bank be liable for any indirect, special, consequential or punitive damages, whether or not the likelihood of such damages was known to Bank, and regardless of the form of the claim or action, or the legal theory on which it is based.

12.	Termination. Upon termination, release or discharge of the security interests in the Collateral Account, this Agreement will terminate. Company's and Secured Party's respective obligations to report errors in funds transfers and bank statements and to pay Bank Fees, as well as the indemnifications made, and the limitations on the liability of Bank accepted, by Company and Secured Party under this Agreement will continue after the termination of this Agreement with respect to all the circumstances to which they are applicable, existing or occurring before such termination, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination will also survive such termination.

13.	Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

14.	Notices. All notices from one party to another must be in writing, must be delivered to Company, Secured Party and/or Bank at their contact addresses specified after their signatures to this Agreement, or any other address of any party communicated to the other parties in writing, and will be effective on receipt. Any notice sent by a party to this Agreement to another party must also be sent to all other parties to this Agreement. Bank is authorized by Company and Secured Party to act on any instructions or notices received by Bank if (a) such instructions or notices purport to be made in the name of Secured Party, (b) Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

15.	Assignment; Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder. Notwithstanding the foregoing, Secured Party may transfer its rights and duties under this Agreement to a transferee to which, by contract or operation of law, Secured Party transfers substantially all of its rights and duties under the Security Agreement; provided that, as between Bank and Secured Party, Secured Party will not be released from its obligations under this Agreement unless and until Bank receives any such transferee's binding written agreement to assume all of Secured Party's obligations hereunder.

16.	Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the parties hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a certified copy thereof via courier or overnight service to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude the Secured Party or the Bank from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Secured Party, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Secured Party. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT.

17.	Severability. To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability, and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

18.	Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original with the same effect as if the signatures were on the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or electronic image scan transmission (such as a "pdf' file) will be effective as delivery of a manually executed counterpart of the Agreement. Until this Agreement is signed by all parties and accepted by the Bank, it is neither enforceable against nor binding on the Bank.

19.	Entire Agreement. This Agreement contains the entire agreement among all the parties to this Agreement with respect to Bank's obligations in connection with the Collateral Accounts and Collateral Account Assets.

20.	Controlling Agreement. Should any conflict arise between the terms of this Agreement and the terms of the Security Agreement or any documents related thereto, or any of the documents with respect to the Collateral Accounts, the terms of this Agreement will prevail.

This Agent has been signed by the duly authorized officers or representatives of Company, Secured Party and Bank as of the date specified below.

Collateral Account Numbers: ____________

Inventergy, Inc.	Hudson Bay IP Opportunities Master Fund, L.P.

By: Hudson Bay Capital Management LP, its investment advisor

By: /s/ Joseph W. Beyers	By: /s/ Yoav Roth
Name: Joseph W. Beyers	Name: Yoav Roth
Title: Chairman & CEO	Title: Authorized Signatory

Address for Notices:	Address for Notices:

19225 Stevens Creek Boulevard	777 Third Avenue, 30th Floor
Suite 100	New York, NY 10017
Cupertino, CA 95014

with a copy to:_____________________________	with a copy to: ____________________________
_________________________________________	_________________________________________
__________________________________________	_________________________________________
__________________________________________	_________________________________________

[SIGNATURE PAGES CONTINUE]

First Republic Bank

By:  /s/ Michael Wawro

Name:  Michael Wawro

Title:  Manager

Address for Notices:

First Republic Bank

Attn: Business Services

111 Pine Street

San Francisco, CA 94111